UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       April 14, 2017

VITRO DIAGNOSTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-17378	84-1012042
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

4621 Technology Drive, Golden CO  80403
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (303) 999-2130

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01

ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

Amendment to Memorandum of Understanding

Effective April 14, 2017, the Board of Directors of Vitro Diagnostics, Inc. (the “Company) approved of an Amendment to a Memorandum of Understanding (“MOU”) between the Company and Caribbean GC Development Fund, Ltd., a Grand Cayman corporation (“Caribbean GC”) (the “Amendment”).  A copy of the MOU was previously filed as an exhibit to the Company’s Current Report on Form 8-K dated March 23, 2017 and filed with the Commission on March 29, 2017.

The Amendment extends the closing date of a debt investment as described in the MOU from April 15, 2017 to May 31, 2017.   A copy of the Amendment is filed herewith as Exhibit 10.1.

ITEM 9.01:       EXHIBITS

Item	Title

10.1	Amendment to Memorandum of Understanding

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vitro Diagnostics, Inc. (Registrant)

Dated: April 17, 2017	/s/ James R. Musick
James R. Musick, President and Chief Executive Officer

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